                                                                   EXHIBIT 10.20

                                 THIRD AMENDMENT

     THIS THIRD AMENDMENT (this "AMENDMENT") dated as of October 3, 2002 to the Credit Agreement referenced below is by and among Medical Staffing Network, Inc., a Delaware corporation (the "BORROWER"), Medical Staffing Holdings, LLC, a Delaware limited liability company (the "PARENT"), the Subsidiaries of the Borrower identified as "Guarantors" on the signature pages hereto (together with the Parent, the "GUARANTORS"), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent.

                               W I T N E S S E T H

     WHEREAS, a $120 million credit facility has been extended to the Borrower pursuant to the terms of that Credit Agreement (as amended, modified and supplemented from time to time, the "CREDIT AGREEMENT") dated as of October 26, 2001 among the Borrower, the Guarantors, the Lenders, LaSalle Bank, National Association, as syndication agent, and General Electric Capital Corporation, Barclays Bank, PLC, and Antares Capital Corporation, as co-documentation agents, and Bank of America, N.A., as Administrative Agent;

     WHEREAS, the Borrower has requested certain modifications to the Credit Agreement;

     WHEREAS, the requested modifications require the approval of all the Lenders; and

     WHEREAS, all the Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. CAPITALIZED TERMS. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

     2.    AMENDMENTS.

     (a) The Commitments of Barclays Bank, PLC and UBS, AG Stamford Branch are hereby terminated in full.

     (b) The definition of "Revolving Committed Amount" in Section 1.1 of the Credit Agreement is amended to read as follows:

           "REVOLVING COMMITTED AMOUNT" means FIFTEEN MILLION DOLLARS ($15,000,000) or such lesser amount as the Revolving Committed Amount may be reduced pursuant to Section 2.1(d) or Section 3.3(c).

     (c)   The definition of "Tranche A Term Loan Committed Amount" in
Section 1.1 of the Credit Agreement is amended to read as follows:

           "TRANCHE A TERM LOAN COMMITTED AMOUNT" means SIXTY-FIVE MILLION DOLLARS ($65,000,000).

     (d)   Section 2.3(c) of the Credit Agreement is amended to read as follows:

           (c) AMORTIZATION. The principal amount of the Tranche A Term Loans shall be repaid in quarterly payments on the dates set forth below:

                    Principal Amortization               Tranche A Term Loan Principal
                        Payment Dates                     Amortization Payment Amount
           ----------------------------------------- --------------------------------------
           March 31, 2003                                         $ 2,193,750

           June 30, 2003                                          $ 2,193,750

           September 30, 2003                                     $ 2,193,750

           December 31, 2003                                      $ 2,193,750

           March 31, 2004                                         $ 4,631,250

           June 30, 2004                                          $ 4,631,250

           September 30, 2004                                     $ 4,631,250

           December 31, 2004                                      $ 4,631,250

           March 31, 2005                                         $ 6,053,125

           June 30, 2005                                          $ 6,053,125

           September 30, 2005                                     $ 6,053,125

           December 31, 2005                                      $ 6,053,125

           March 31, 2006                                         $ 3,371,875

           June 30, 2006                                          $ 3,371,875

           September 30, 2006                                     $ 3,371,875

           October 26, 2006                          Outstanding Principal Balance of the
                                                              Tranche A Term Loan

     (e) SCHEDULE 1.1(A) to the Credit Agreement is amended in its entirety to read as set forth in SCHEDULE 1.1(A) attached hereto.

     (f)   Section 8.13 of the Credit Agreement is amended to read as follows:

           8.13  CAPITAL EXPENDITURES.

           THE CREDIT PARTIES WILL NOT PERMIT AGGREGATE CAPITAL EXPENDITURES FOR
           (A) THE FISCAL QUARTER ENDING ON OR ABOUT DECEMBER 31, 2001 TO EXCEED $1,500,000 AND (B) EACH FISCAL YEAR SET FORTH BELOW TO EXCEED:

                 FISCAL YEAR ENDING ON OR ABOUT DECEMBER 31, 2002         $  7,000,000
                 FISCAL YEAR ENDING ON OR ABOUT DECEMBER 31, 2003         $  5,750,000
                 FISCAL YEAR ENDING ON OR ABOUT DECEMBER 31, 2004         $  7,300,000
                 FISCAL YEAR ENDING ON OR ABOUT DECEMBER 31, 2005         $  8,300,000
                 FISCAL YEAR ENDING ON OR ABOUT DECEMBER 31, 2006         $ 10,300,000

     3. COVENANTS. The Credit Parties covenant and agree to furnish the following documents to the Administrative Agent by no later than October 14, 2002:

           (a) certified copies of resolutions of the board of directors of each of the Credit Parties approving this Amendment and authorizing the execution and delivery hereof; and

           (b) an opinion of counsel to the Credit Parties with respect to this Amendment in form and substance reasonably satisfactory to the Administrative Agent.

     4. CONDITIONS PRECEDENT. This Amendment shall become effective immediately upon receipt by the Administrative Agent of each of the following, in form and substance satisfactory to the Administrative Agent:

           (a) counterparts of this Amendment duly executed by the Credit Parties and all the Lenders;

           (b) new Tranche A Term Notes in favor of each of the Lenders duly executed by the Borrower;

           (c) payment by the Borrower of an upfront fee to each Lender in an amount equal to one percent (1%) of the increase in the Tranche A Term Loan of such Lender pursuant to this Amendment; and

           (d) payment by the Borrower of all fees and expenses owing to the Administrative Agent in connection with this Amendment.

     5. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. The Borrower affirms that the representations and warranties set forth in the Credit Agreement and the other Credit Documents (as hereby amended) are true and correct as of the date hereof (except those that expressly relate to an earlier period).

     6. REAFFIRMATION OF GUARANTY. Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Credit Agreement or the other Credit Documents.

     7.    REAFFIRMATION OF SECURITY INTERESTS. The Borrower and each Guarantor
(i) affirms that each of the Liens granted in or pursuant to the Credit Documents are valid and subsisting and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Credit Documents.

     8. NO OTHER CHANGES. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.

     9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by telecopy by any party hereto shall be effective as such party's original executed counterpart and shall constitute a representation that such party's original executed counterpart will be delivered.

     10. NO NOVATION. The execution and delivery of this Amendment shall not constitute a novation of any indebtedness or other obligations owing to the Lenders under the Credit Agreement based on any facts or events occurring or existing prior to the execution and delivery of this Amendment. On the date hereof, the credit facilities described in the Credit Agreement shall be amended and supplemented as described in this Amendment, and all loans and other obligations of the Borrower and Guarantors outstanding as of the date hereof under the Credit Agreement shall be deemed to be loans and obligations outstanding under the Credit Agreement as amended, without further action by any Person.

     11. GOVERNING LAW. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:             MEDICAL STAFFING NETWORK, INC.,
                      a Delaware corporation

                      By: /s/ Kevin S. Little
                         -----------------------------------------
                      Name:  Kevin S. Little
                      Title: Chief Financial Officer

GUARANTORS:           MEDICAL STAFFING HOLDINGS, LLC,
                      a Delaware limited liability company

                      By: Medical Staffing Network Holdings, Inc. (formerly known as MSN Holdings, Inc.), a Delaware corporation, its sole member

                            By: /s/ Kevin S. Little
                               -----------------------------------------
                            Name:  Kevin S. Little
                            Title: Chief Financial Officer

                           [Signature Pages Continue]

AGENT:           BANK OF AMERICA, N.A., in its capacity as Administrative Agent

                 By: /s/ Suzie Anna Wan
                    -----------------------------------------
                 Name:  Suzie Anna Wan
                 Title: Assistant Vice President

LENDERS:         BANK OF AMERICA, N.A., in its capacity as a Lender

                 By: /s/ James W. Ford
                    -----------------------------------------
                 Name:  James W. Ford
                 Title: Managing Director

                 LASALLE BANK, NATIONAL ASSOCIATION

                 By: /s/ Sarah Rusher
                    -----------------------------------------
                 Name:  Sarah Rusher
                 Title: First Vice President

                 GE CAPITAL CORPORATION

                 By: /s/ Jay Sepanski
                    -----------------------------------------
                 Name:  Jay Sepanski
                 Title: Duly Authorized Signatory

                 ANTARES CAPITAL CORPORATION

                 By: /s/ Daniel L. Barry
                    -----------------------------------------
                 Name:  Daniel L. Barry
                 Title: Director

                 JP MORGAN CHASE BANK, as trustee of the
                 ANTARES FUNDING TRUST created under the
                 Trust Agreement dated as of November 30, 1999

                 By: /s/ Leslie Hurdley
                    -----------------------------------------
                 Name:  Leslie Hurdley
                 Title: Officer

                 JPMORGAN CHASE BANK

                 By: /s/ Robert Bottamedi
                    -----------------------------------------
                 Name:  Robert Bottamedi
                 Title: Vice President

                           [Signature Pages Continue]

                 VAN KAMPEN PRIME RATE INCOME TRUST
                 By:   Van Kampen Investment Advisory Corp.

                       By: /s/ Brad Langs
                          -----------------------------------------
                       Name:  Brad Langs
                       Title: Vice President

                 VAN KAMPEN SENIOR INCOME TRUST
                 By:   Van Kampen Investment Advisory Corp.

                       By: /s/ Brad Langs
                          -----------------------------------------
                       Name:  Brad Langs
                       Title: Vice President

                 VAN KAMPEN SENIOR FLOATING RATE FUND
                 By:   Van Kampen Investment Advisory Corp.

                       By: /s/ Brad Langs
                          -----------------------------------------
                       Name:  Brad Langs
                       Title: Vice President